OPPENHEIMER VALUE STOCK FUND
Supplement Dated January 1, 1997
To the Prospectus dated April 1, 1996

The Prospectus is changed as follows:

1. The Supplement dated October 18, 1996 to the Prospectus is replaced by this supplement.

2. The phrase in parentheses in footnote 1 following the table in the section "Shareholder Transaction Expenses" on page 3 is revised to read as follows: "($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 26)."

3. Effective January 1, 1997, the fourth sentence of the section "Who Manages the Fund" on page 6 is revised to read as follows:
"The Fund has a sub-adviser, David L. Babson & Co., Inc. (the "Sub-Adviser"), which is responsible for choosing the Fund's investments."

4. Effective January 1, 1997, the first sentence of the second paragraph in the section "Investment Policies and Strategies" on page 10 is revised to read as follows: "The Sub-Adviser will seek to invest the Fund's assets in the securities of companies which, in its opinion, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace."

5.    Effective January 1, 1997, the section "The Manager and Its
Affiliates" on page 17 is revised to read as follows:

  The Manager and Its Affiliates. Since March 28, 1991, the Fund has been managed by the Manager, which handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. David. L. Babson & Co., Inc. (the Sub-Adviser"), acts as the Fund's sub-adviser. The Sub-Adviser is responsible for choosing the Fund's investments and its duties and responsibilities are set forth in its contract with the Manager. The Manager, not the Fund, pays the Sub-Adviser. The Sub-Adviser began managing equity assets in 1968. It became a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company
  ("MassMutual")  in June 1995.   It advises other mutual funds
  and institutional clients. On January 1, 1997, the Fund's previous sub-advisor, Concert Capital Management, Inc. merged into the Sub-Advisor which assumed its contract with the Manager.

      The Manager has operated as an investment adviser since 1959. The Manager (including an affiliate) currently manages investment companies, including other Oppenheimer funds, with assets in excess of $60 billion as of September 30, 1996, held in more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by MassMutual.

6. The first and second sentences in the sub-section "Class A Shares" in "How to Buy Shares-Classes of Shares" on page 22 are revised to read as follows: "If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 26). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge."

7.    The first and second paragraphs in the section "Class A
Contingent Deferred Sales Charge" on page 26 are revised to read as follows:

      There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

         Purchases aggregating $1 million or more.

         Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

         Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously
  subject to a front-end sales charge and dealer commission.   No
  sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

8. Effective January 1, 1997, the second sentence in the section "Special Arrangements with Dealers" on page 27 is deleted.

9.    The section "Waivers of Class A Sales Charges - Waivers of
Initial and Contingent Deferred Sales Charges for Certain
Purchasers" on page 28 is revised by adding the following subparagraph:

         (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients,
  (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

10. The section "Waivers of Class A Sales Charges - Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions" on page 30 is revised to read as follows:

  The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

        involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder
  Account Rules and Policies," below);

         if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month ( and no further commission will be payable if the shares are redeemed within 18 months of purchase);

        for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program.

         for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

11. Effective January 1, 1997, the reference to the "Sub-Adviser" on the back page of the prospectus is revised to read as follows:

  David L. Babson & Co., Inc.
  One Memorial Drive
  Cambridge, MA 02142

12. Effective January 1, 1997, the fist sentence of the last paragraph on the back page of the prospectus is revised to read as follows: "No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., David L. Babson & Co. Inc., or any affiliate thereof."



January 1, 1997                                                  PS0325.007

                      OPPENHEIMER VALUE STOCK FUND
                    Supplement Dated January 1, 1997
     To the Statement of Additional Information dated April 1, 1996


1.    The Supplement dated October 18, 1996 to the Statement of
Additional Information is replaced by this supplement.

2. The section captioned "How To Buy Shares" on page 32 is revised by adding the following to the end of that section:

      Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class
  A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

3. Effective January 1, 1997, the reference to the "Sub-Adviser" on the back page of the prospectus is hereby revised to read as follows:

      David L. Babson & Co., Inc.
      One Memorial Drive
      Cambridge, MA 02142



January 1, 1997                                                  PX0325.004